UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2013

CHEMOCENTRYX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35420	94-3254365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Maude Avenue, Mountain View, CA		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 210-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On November 27, 2013, ChemoCentryx, Inc. (the “Company”) received notice that Glaxo Group Limited (“GSK”), an affiliate of GlaxoSmithKline declined its option to the C5aR program and returned all rights to CCX354 and its two identified back-up compounds to the Company under the Product Development and Commercialization Agreement, effective as of August 22, 2006, by and between the Company and GSK, as amended (the “Agreement”), leaving no active research programs under the Agreement, and thus ending the Agreement, effective November 27, 2013.

The Agreement had provided GSK with an option to license certain product candidates on an exclusive, worldwide basis. Upon exercise of a product option by GSK, the Company would grant GSK an exclusive license to the specific product compounds, and GSK would bear all future costs and responsibility associated with furthering the development of the drug candidate. If such programs were then advanced through development by GSK, the Company would be entitled to receive regulatory and commercial milestone payments based on performance and royalties of future product sales, if any.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which was filed as an exhibit to Amendment No. 2 to the Company’s Registration Statement on Form S-1 on January 6, 2012 (Registration No. 333-177332), and Amendments Nos. 1-5 to the Agreement, copies of which were filed as exhibits to the Company’s Registration Statement on Form S-1 on October 14, 2011 (Registration No. 333-177332).

Item 7.01	Regulation FD Disclosure.

On December 3, 2013, the Company issued a press release announcing top-line CCX168 Phase II data in anti-neutrophil cytoplasmic antibody-associated renal vasculitis and the end of the Agreement. A copy of the press release is being furnished as Exhibit 99.1 to this report.

The information contained in this Item 7.01, including the exhibit referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press release issued by ChemoCentryx, Inc., dated December 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOCENTRYX, INC.

Date: December 3, 2013

	By:	/s/ Susan M. Kanaya
	Name:	Susan M. Kanaya
	Title:	Senior Vice President, Finance, Chief Financial Officer and Secretary